UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

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Date Report Filed: December 12, 2007	Date of Earliest Reported Event: February 12, 1993

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

State of Incorporation Kentucky	Commission File Numbers 33-13142 33-15521	IRS Employer Identification No. 61-0244930

Mailing Address of Liquidator
(Principal Executive Offices No Longer Exist)

Commonwealth of Kentucky, Office of Insurance
P.O. Box 517
Frankfort, KY 40602

Office of Insurance Telephone Number

(Registrant No Longer Has Telephone Number)

(502) 564-6139

Former Address

300 West Vine Street, Suite 1400, Lexington, KY 40507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 -- Completion of Acquisition or Distribution of Assets

a.)	Date of Completion of the Transaction:	December 10, 2007

b.)	Description of Assets:	Cash and U.S. Treasury Bonds

c.)	Identity to whom assets were sold:	Distribution made in accordance with statutory scheme set forth at KRS Section 304.33-430 to creditors of the corporation. No material relationships to be disclosed.

d.)	See above.

e.)	Not applicable.

f.)	Not applicable.

Registrant has been in court-ordered liquidation since 1994.  Over the past fourteen years, all assets of the registrant have been collected, deposited in the company's bank account, and used to pay administrative expenses and claims of policyholders and creditors.  A final distribution of the remaining assets of the registrant was made on December 10, 2007.  Pursuant to the attached court order, notice and certification from the Kentucky Secretary of State, the company has been officially dissolved and the liquidator has been discharged from any further responsibilities.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2007

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

By:	/s/ Julie Mix McPeak
JULIE MIX MCPEAK, EXECUTIVE DIRECTOR, OFFICE OF INSURANCE, AND FORMER LIQUIDATOR OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY